SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  March 27, 2002
(Date of earliest event reported)

Commission File No.:  333-81262



                   GE Capital Commercial Mortgage Corporation
             (Exact name of registrant as specified in its charter)
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       Delaware                                                22-3755203
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(State or Other Jurisdiction                                (I.R.S. Employer
 of Incorporation)                                          Identification No.)


292 Long Ridge Road, Stamford, Connecticut                          06927
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(Address of Principal Executive Office)                          (Zip Code)



                                 (203) 357-4000
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              (Registrant's telephone number, including area code)


ITEM 5.     Other Events.

            Attached as Exhibit 99.1 to this Current Report are certain term sheets (the "Structural and Collateral Term Sheet") furnished to the Registrant by Deutsche Bank Securities Inc. (the "Underwriter"), the underwriter in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 2002-1 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-81262) (the "Registration Statement"). The Registrant hereby incorporates the Structural and Collateral Term Sheet by reference in the Registration Statement.

            The Structural and Collateral Term Sheet was prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Structural and Collateral Term Sheet.

            Any statement or information contained in the Structural and Collateral Term Sheet shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits.


(c)   Exhibits

      Exhibit No.                                     Description
      -----------                                     -----------

      99.1                               Structural and Collateral Term Sheet

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION



                                   By: /s/ Daniel Vinson
                                       -------------------------------------
                                           Name:   Daniel Vinson
                                           Title:  Authorized Signatory


Date:  March 29, 2002

                                INDEX TO EXHIBITS


                                                                 Paper (P) or
Exhibit No.            Description                               Electronic (E)
-----------            -----------                               ---------------
   99.1                Structural and Collateral Term Sheet           E